Exhibit 10.43

Execution Version

CONSENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 18, 2018, among TWIN RIVER MANAGEMENT GROUP, INC., a Delaware corporation (the “Borrower”), TWIN RIVER WORLDWIDE HOLDINGS, INC., a Delaware corporation (“Holdings”), each of the Subsidiary Guarantors (as defined in the Credit Agreement described below), each of the undersigned Lenders (defined below), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           The Borrower and Holdings are party to that certain Credit Agreement dated as of July 10, 2014 (as amended by that certain First Amendment to Credit Agreement dated as of May 21, 2015, that certain Second Amendment to Credit Agreement dated as of December 23, 2015, that certain Incremental Amendment dated as of June 7, 2016, that certain Incremental Amendment dated as of October 14, 2016, that certain Third Amendment to Credit Agreement dated as of October 31, 2016, that certain Fourth Amendment to Credit Agreement dated as of February 9, 2017, that certain Fifth Amendment to Credit Agreement dated as of February 14, 2018 and as the same may be further amended, restated, or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Deutsche Bank AG New York Branch as administrative agent for the Lenders and as collateral agent for the Secured Parties.

B.           The Borrower and Holdings wish to amend the Credit Agreement on the terms set forth herein and to request that the Lenders party hereto grant consent (the “Consent”) with respect to certain matters set forth herein on the terms set forth herein.

C.           The Lenders party hereto are willing to amend the Credit Agreement and grant the Consent subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Sixth Amendment Effective Date Amendments to Credit Agreement. Each of the Loan Parties and the Lenders party hereto, hereby agree to amend the Credit Agreement on the Sixth Amendment Effective Date as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“DD Acquisition” means DD Acquisition LLC, a Delaware limited liability company, and a Wholly-Owned Subsidiary of the Borrower.

“Double Acquisition” means Double Acquisition Corp., a Delaware corporation, and a Wholly-Owned Subsidiary of the Borrower.

“Dover Downs” means Dover Downs Gaming & Entertainment, Inc., a Delaware corporation.

“Dover Downs Gaming Management” means Dover Downs Gaming Management Corp., a Delaware corporation.

“Dover Downs, Inc.” means Dover Downs, Inc., a Delaware corporation.

“Dover Downs Investment” means, collectively, the Dover Downs Merger, the Unrestricted Subsidiary Designation and the Post-Merger 1 Unrestricted Subsidiary Designation.

“Dover Downs Merger” means the business combination to be effected pursuant to and in accordance with the Dover Downs Transaction Agreement as in effect on the Sixth Amendment Effective Date, pursuant to which (i) Dover Downs will be acquired by the Borrower, to be effected by (1) the merger of Double Acquisition with and into Dover Downs, with Dover Downs being the surviving entity of such merger (“Merger 1”) (provided that immediately prior to the occurrence of Merger 1, Double Acquisition shall have no assets or liabilities) and (2) immediately following Merger 1, the merger of Dover Downs with and into DD Acquisition, with DD Acquisition being the surviving entity of such merger as a Wholly-Owned Subsidiary of the Borrower and all property, assets, rights, powers, franchises, debts, liabilities and obligations of Double Acquisition and Dover Downs becoming the property, assets, rights, powers, franchises, debts, liabilities and obligations of DD Acquisition as the surviving entity of such merger (“Merger 2”); and (ii) the common shares of Holdings will be publicly listed on the New York Stock Exchange or the Nasdaq Stock Market.

“Dover Downs Subsidiaries” means, collectively, Dover Downs, Inc. and Dover Downs Gaming Management, each a Wholly-Owned Subsidiary of Dover Downs.

“Dover Downs Transaction Agreement” means the Transaction Agreement dated as of July 22, 2018 by and among Holdings, Double Acquisition and Dover Downs, as amended pursuant to that certain Amendment to Transaction Agreement dated as of October 8, 2018.

“Merger 1” shall have the meaning set forth in the definition of “Dover Downs Merger”.

“Merger 2” shall have the meaning set forth in the definition of “Dover Downs Merger”.

“Post-Merger 1 Unrestricted Subsidiary Designation” means, upon and immediately following effectiveness of Merger 1, the designation by the Borrower of Dover Downs and each of the Dover Downs Subsidiaries as Unrestricted Subsidiaries pursuant to Section 5.09.

“Sixth Amendment” shall mean the Consent and Sixth Amendment to Credit Agreement, dated as of December 18, 2018, among Holdings, the Borrower, the Subsidiary Guarantors, the lenders party thereto and the Administrative Agent.

“Sixth Amendment Effective Date” shall have the meaning set forth in the Sixth Amendment.

“Unrestricted Subsidiary Designation” means the designation by the Borrower of DD Acquisition as an Unrestricted Subsidiary on the Sixth Amendment Effective Date pursuant to Section 5.09. For the avoidance of doubt, DD Acquisition shall continue to be an Unrestricted Subsidiary following effectiveness of the Dover Downs Merger.

(b)	The definition of “Capital Expenditures” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Section 6.04(m)” in clause (ii) thereof and replacing it with “Section 6.04(n)”.

(c)	The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “(m)” in clause (viii) thereof and replacing it with “(n)”.

(d)	Section 6.04 of the Credit Agreement is hereby amended by:

(i)	deleting the “and” at the end of clause (l) thereof;

(ii)	adding a new clause (m) as follows:

“(m) the Dover Downs Investment; provided that (i) the only consideration therefor paid by Holdings and the other Loan Parties is common stock of Holdings and (ii) immediately after giving effect to the Dover Downs Investment no Change in Control shall have occurred; and”

(iii)	amending and restating existing clause (m) thereof in its entirety as new clause (n) as follows:

“(n) in addition to investments permitted by paragraphs (a) through ~~(l)~~(m) above, additional investments, loans and advances by the Borrower and the Subsidiary Guarantors so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph ~~(m)~~(n) (determined without regard to any write-downs or write-offs of such investments, loans and advances) after the Third Amendment Effective Date does not exceed $~~25~~50,000,000 in the aggregate.”

(e)	Section 6.05(a) of the Credit Agreement is hereby amended by:

(i)	deleting the “and” at the end of clause (ii) thereof and replacing it with “,”;

(ii)	deleting the “.” at the end of clause (iii) thereof and replacing it with “and”; and

(iii)	adding a new clause (iv) as follows:

“(iv) in connection with the Dover Downs Merger, Double Acquisition may merge with and into Dover Downs, with Dover Downs being the surviving entity of such merger, and Dover Downs may merge with and into DD Acquisition with DD Acquisition being the surviving entity of such merger.”

(f)	Section 6.08(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) With respect to Holdings, (i) prior to consummation of the Dover Downs Merger, engage in any business activities or have any assets or liabilities other than (A) its ownership of the Equity Interests of the Borrower and liabilities incidental thereto, including its liabilities pursuant to the Loan Documents ~~and the CVR Agreement~~ and (B) its obligations under the Dover Downs Transaction Agreement and (ii) from and after consummation of the Dover Downs Merger, engage at any time in any business or business activity other than the business conducted by the Loan Parties at the time of the Dover Downs Merger (after giving effect to the consummation of the Dover Downs Merger) and business activities reasonably incidental thereto.

2.           Post-Dover Downs Merger Credit Agreement Amendments. Each of the Loan Parties and the Lenders party hereto hereby agree that immediately and automatically upon effectiveness of the Dover Downs Merger, the Credit Agreement shall be amended as follows:

(a)	The definition of “Asset Sale” in Section 1.01 of the Credit Agreement is hereby amended by deleting “of the Borrower” after each reference to “First-Tier Unrestricted Subsidiary” therein.

(b)	The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by replacing “the Borrower” in clause (e) thereof with “Holdings or the Borrower”.

(c)	The definition of “First-Tier Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“First-Tier Unrestricted Subsidiary” shall mean an Unrestricted Subsidiary whose Equity Interests that are owned by Holdings or its Subsidiaries are directly held by Holdings, the Borrower and/or one or more Restricted Subsidiaries of Holdings.

(d)	The definition of “Net Cash Proceeds” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Borrower and the Subsidiary Guarantors” in clause (x)(1) of the proviso to paragraph (a) and replacing it with “Holdings, Borrower and the Subsidiary Guarantors”.

(e)	The definition of “Restricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Borrower” and replacing it with “Holdings”.

(f)	The definition of “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Borrower” at the end thereof and replacing it with “Holdings”.

(g)	The definition of “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “Subsidiary of the Borrower” and replacing it with “Subsidiary of Holdings (other than the Borrower (it being understood that the Borrower may not be designated as an Unrestricted Subsidiary))”.

(h)	Section 2.13(b) of the Credit Agreement is hereby amended by deleting the reference to “Borrower’s direct or indirect percentage ownership” and replacing it with “Holdings’ direct or indirect percentage ownership”.

(i)	For purposes of Sections 3.04, 3.18, 5.02, 6.10 and 7(n) of the Credit Agreement, references to “Borrower and its Subsidiaries” or “Borrower and the Subsidiary Guarantors” or terms of similar effect shall be deemed to also include Holdings.

(j)	For the avoidance of doubt, (i) the reference to “Subsidiary (other than an Unrestricted Subsidiary)” in the second sentence of Section 5.12 of the Credit Agreement shall be deemed to be a reference to all Subsidiaries (other than Unrestricted Subsidiaries) of Holdings and (ii) the obligations of the Borrower under Section 5.12 with respect to itself and its Subsidiaries (other than Unrestricted Subsidiaries) shall also be deemed to be obligations of Holdings with respect to itself and its Subsidiaries (other than Unrestricted Subsidiaries).

(k)	For purposes of Section 5.19 of the Credit Agreement, references to the “Borrower” therein shall be deemed to be references to “Holdings”.

3.           Unrestricted Subsidiary Designation.

(a)         The Borrower hereby designates DD Acquisition as an Unrestricted Subsidiary as of the Sixth Amendment Effective Date for purposes of and pursuant to Section 5.09 of the Credit Agreement; provided that at the time of such designation under this Section 2(a), the Loan Parties shall not have made any Investments in DD Acquisition except for (i) the initial equity investment in an amount not exceeding $10.00 and (ii) Investments permitted by Section 6.04(m) of the Credit Agreement as amended by this Amendment.

(b)         Immediately after the effectiveness of Merger 1 (and prior to the effectiveness of Merger 2) in accordance with the Transaction Agreement, each of Dover Downs and the Dover Downs Subsidiaries shall be and hereby are designated as an Unrestricted Subsidiary for purposes of and pursuant to Section 5.09 of the Credit Agreement without any further action on the part of the Borrower; provided that at the time of such designation under this Section 2(b), (i) the Loan Parties shall not have made any Investments in Dover Downs or the Dover Downs Subsidiaries except for Investments permitted by Section 6.04(m) of the Credit Agreement as amended by this Amendment and (ii) the Borrower shall have delivered to the Administrative Agent a certificate (x) setting forth in reasonable detail calculations demonstrating compliance on a pro forma basis with the covenant set forth in Section 6.11 of the Credit Agreement immediately after giving effect to the Post-Merger 1 Unrestricted Subsidiary Designation and (y) certifying that no Event of Default shall have occurred and be continuing immediately before and after the Post-Merger 1 Unrestricted Subsidiary Designation.

4.           Consent. The Required Lenders hereby consent to:

(a)         (i) the Unrestricted Subsidiary Designation and (ii) the Post-Merger 1 Unrestricted Subsidiary Designation, and hereby acknowledge and agree that each of the Unrestricted Subsidiary Designation and the Post-Merger 1 Unrestricted Subsidiary Designation is compliant with clause (iii) of Section 5.09 of the Credit Agreement after giving effect to this Amendment; and

(b)         the release by the Administrative Agent of Double Acquisition from its Guarantee under the Guarantee and Collateral Agreement pursuant to Section 9.22(c) of the Credit Agreement upon the effective date of Merger 1.

5.           Conditions. This Amendment shall be effective only if and when:

(a)         Holdings, the Borrower, the other Loan Parties, and each Lender who has consented hereto (constituting collectively the Required Lenders) have delivered their fully executed signature pages hereto to the Administrative Agent;

(b)         the Borrower shall have delivered to the Administrative Agent a certificate (i) setting forth in reasonable detail calculations demonstrating compliance on a pro forma basis with the covenant set forth in Section 6.11 of the Credit Agreement immediately after giving effect to the Unrestricted Subsidiary Designation and (ii) certifying that no Event of Default shall have occurred and be continuing immediately before and after the Unrestricted Subsidiary Designation;

(c)         each of the representations and warranties contained in Section 6 of this Amendment shall be true and correct in all material respects;

(d)         the Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses, including the reasonable and documented fees of Latham and Watkins LLP, counsel to the Administrative Agent and Deutsche Bank Securities Inc., required to be reimbursed or paid by the Borrower under the Credit Agreement in connection with this Amendment; and

(e)         the Borrower shall have paid a consent fee to the Administrative Agent, for the ratable account of each Applicable Lender (as defined below), equal to 0.05% of the sum of (i) the aggregate amount of the Term Loans of such Applicable Lender and (ii) the aggregate amount of the Revolving Credit Commitment of such Applicable Lender, in each case, as of the Sixth Amendment Effective Date. “Applicable Lender” shall mean each Lender that has delivered its fully executed signature page hereto to the Administrative Agent in accordance with this Amendment.

This Amendment shall be effective on the date (the “Sixth Amendment Effective Date”) on which all of the foregoing conditions are satisfied.

6.           Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each of the Lenders that (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (b) this Amendment has been duly authorized by all requisite corporate and, if required, stockholder action, (c) the execution, delivery and performance of its obligations under this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary Guarantor, (C) any order of any Governmental Authority or (D) any material provision of any indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, except in the case of the foregoing clauses (A), (C) and (D), where such violation could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any indenture, agreement or other instrument governing Material Indebtedness, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary Guarantor (other than any Lien permitted under the Credit Agreement or created pursuant to the Security Documents), (d) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment, except for (i) such actions, consents or approvals (including, without limitation, all necessary shareholder approvals, Gaming/Racing Licenses, Liquor Licenses and other Governmental Approvals) as have been made or obtained and are in full force and effect, subject to routine post-closing filings, and (ii) where the failure to obtain such consent or approval, to make such registration or filing or take such other action could not reasonably be expected to result in a Material Adverse Effect, (f) each of the representations and warranties set forth in each Loan Document to which it is a party are true and correct in all material respects on and as of the Sixth Amendment Effective Date with the same effect as though made on and as of the Sixth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality or Material Adverse Effect and (g) after giving effect hereto, no Default has occurred and is continuing or will result therefrom. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by the Administrative Agent or any Lender is required for the Administrative Agent or any Lender to rely on the representations and warranties in this Amendment.

7.           Scope of Amendment; Reaffirmation. From and after the Sixth Amendment Effective Date, all references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. This Amendment is a Loan Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Loan Parties (other than Holdings and the Borrower) acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Loan Parties agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Loan Party’s guaranty (as applicable) and grant of Liens and security interests under the Loan Documents to which it is a party shall remain in full force and effect and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Loan Party’s guaranty (as applicable) or grant of Liens and security interests to the Collateral Agent or any other Loan Document executed by such Loan Party, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Loan Parties (other than the Borrower) hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Loan Parties (other than Holdings and the Borrower) hereby further acknowledges that Holdings, the Borrower, the Administrative Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Loan Party and without affecting the validity or enforceability of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents.

8.           Miscellaneous.

(a)         No Waiver of Defaults. Except as expressly set forth herein, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)         Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c)         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(d)         Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on the Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

(e)         GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER STATE’S LAW.

(f)         ENTIRETY. The Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Amendment is executed as of the date set out in the preamble to this Amendment.

TWIN RIVER MANAGEMENT GROUP, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

UTGR, INC.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

PREMIER ENTERTAINMENT BILOXI LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

PREMIER FINANCE BILOXI CORP.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

[Signature Page to Sixth Amendment to Credit Agreement]

JAMLAND, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

PREMIER ENTERTAINMENT II, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

TWIN RIVER-TIVERTON, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

BXP, LLC

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

DOUBLE ACQUISITION CORP.

By:	/s/ Craig Eaton
Name:	Craig Eaton
Title:	Senior Vice President and General Counsel

[Signature Page to Sixth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Alicia Shug
Name:	Alicia Shug
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement]

Apex Credit CLO 2015-II Ltd.
as a Lender,
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

JFIN CLO 2015 LTD.
as a Lender,
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

JFIN CLO 2014 LTD.
as a Lender,
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

JFIN CLO 2014-II LTD.
as a Lender,
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

The undersigned Lender hereby consents to this Amendment:

CITIZENS BANK, N.A.,
as a Lender,

By:	/s/ Sean McWhinnie
Name: Sean McWhinnie
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

Cent CLO 22 Limited
as a Lender,
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

TCI-Cent CLO 2016-1 Ltd.
as a Lender,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If two signatures required:

By:
Name:
Title:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II as a Lender,

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Cent CLO 24 Limited
as a Lender,
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Cent CLO 19 Limited
as a Lender,
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Cent CLO 20 Limited
as a Lender,
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

Cent CLO 21 Limited
as a Lender,
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

If two signatures required:

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender,

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

Deutsche Bank AG New York Branch,
as a Lender,

By:	/s/ Maria Guinchard
Name: Maria Guinchard
Title: Vice President

By:	/s/ Alicia Shug
Name: Alicia Schug
Title: Vice President

FIFTH THIRD BANK,
as a Lender,

By:	/s/ Knight D. Kieffer
Name: Knight D. Kieffer
Title: Managing Director

If two signatures required:

By:
Name:
Title:

BEACHHEAD CREDIT OPPORTUNITIES LLC
as a Lender,

By:	/s/ Christine Woodhouse
Name: Christine Woodhouse
Title: General Counsel

If two signatures required:

By:
Name:
Title:

BEACHHEAD SPECIAL OPPORTUNITIES LLC
as a Lender,

By:	/s/ Christine Woodhouse
Name: Christine Woodhouse
Title: General Counsel

If two signatures required:

By:
Name:
Title:

Alinea CLO, Ltd.

By: Invesco Senior Secured Management, Inc. as Collateral Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust

By: Invesco Senior Secured Management, Inc. as Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Betony CLO 2, Ltd.

By: Invesco RR Fund L.P. as Collateral Manager

By: Invesco RR Associates LLC, as general partner

By: Invesco Senior Secured Management, Inc., as sole member

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Carbone CLO, Ltd.

By: Invesco RR Fund L.P. as Collateral Manager

By: Invesco RR Associates LLC, as general partner

By: Invesco Senior Secured Management, Inc., as sole member

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Dynamic Credit Opportunities Fund

By: Invesco Senior Secured Management, Inc., as Sub-Adviser

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Floating Rate Fund

By: Invesco Senior Secured Management, Inc., as Sub-Adviser

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Loan Fund Series 3 A Series Trust of Multi Manager Global Investment Trust

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Sakura US Senior Secured Fund

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Senior Income Trust

By: Invesco Senior Secured Management, Inc., as
Sub-Adviser

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Senior Loan Fund

By: Invesco Senior Secured Management, Inc., as
Sub-Adviser

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Polaris US Bank Loan Fund

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

The Variable Annuity Life Insurance Company

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Upland CLO, Ltd

By: Invesco Senior Secured Management, Inc., as
Collateral Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco US Leveraged Loan Fund 2016-9 a Series
Trust of Global Multi Portfolio Investment Trust

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Zodiac Funds – Invesco US Senior Loan Fund

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

BOC Pension Investment Fund

By: Invesco Senior Secured Management, Inc., as
Attorney in Fact

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

The City of New York Group Trust

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

A Voce CLO, Ltd.

By: Invesco Senior Secured Management, Inc., as
Collateral Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

American General Life Insurance Company

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

American Home Assurance Company

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Annisa CLO, Ltd.

By: Invesco RR Fund L.P. as Collateral Manager

By: Invesco RR Associates LLC, as general partner

By: Invesco Senior Secured Management, Inc., as
sole member

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Diversified Credit Portfolio Ltd.

By: Invesco Senior Secured Management, Inc., as
Investment Adviser

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco BL Fund, Ltd.

By: Invesco Senior Secured Management, Inc., as
Sub-advisor

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Invesco SSL Fund LLC

By: Invesco Senior Secured Management, Inc., as
Collateral Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Kaiser Foundation Hospitals

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Kaiser Permanente Group Trust

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Lexington Insurance Company

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Limerock CLO III, Ltd.

By: Invesco Senior Secured Management, Inc., as
Collateral Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Linde Pension Plan Trust

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Milos CLO, Ltd.

By: Invesco RR Fund L.P. as Collateral Manager

By: Invesco RR Associates LLC, as general partner

By: Invesco Senior Secured Management, Inc., as
sole member

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

National Union Fire Insurance Company of Pittsburgh, Pa.

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Recette CLO, Ltd.

By: Invesco Senior Secured Management, Inc., as
Collateral Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Sentry Insurance a Mutual Company

By: Invesco Senior Secured Management, Inc., as
Asset Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

The United States Life Insurance Company In the
City of New York

By: Invesco Senior Secured Management, Inc., as
Investment Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Kapitalforeningen Investin Pro, US Leveraged Loans I

By: Invesco Senior Secured Management, Inc., as
Collateral Manager

as a Lender,

By:	/s/ Phillip Yarrow
Name: Philip Yarrow
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Jefferies Finance LLC,
as a Lender

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

Manulife Floating Rate Senior Loan Fund
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director – Investment Operations

If two signatures required:

By:
Name:
Title:

Manulife Global Strategic Balanced Yield Fund
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director – Investment Operations

If two signatures required:

By:
Name:
Title:

John Hancock Global Short Duration Credit Fund
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director – Investment Operations

If two signatures required:

By:
Name:
Title:

Manulife Global Unconstrained Bond Fund
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director – Investment Operations

If two signatures required:

By:
Name:
Title:

Manulife Floating Rate Income Fund
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director – Investment Operations

If two signatures required:

By:
Name:
Title:

Manulife Investments Trust – Floating Rate Income Fund
as a Lender,

By:	/s/ Patrick Stevens
Name: Patrick Stevens
Title: Director – Investment Operations

If two signatures required:

By:
Name:
Title:

Venture 32 CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture VII CDO Limited
as a Lender,
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

VENTURE XXV CLO, LIMITED
as a Lender,
By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XXVIII CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XVIII CLO Limited
as a Lender,
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

VENTURE XII CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XIII CLO, Limited
as a Lender,
By: its Investment Advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture 35 CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XVII CLO Limited
as a Lender,
By: its investment advisor MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

VENTURE XX CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XXI CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XXII CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XXIV CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

VENTURE XIV CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

VENTURE XIX CLO, Limited
as a Lender,
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XXIII CLO, Limited
as a Lender,
By: its investment advisor MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XXVI CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

Venture XXVII CLO, Limited
as a Lender,
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

If two signatures required:

By:
Name:
Title:

NB Global Floating Rate Income Fund Limited
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

JNL/Neuberger Berman Strategic Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XXIII, Ltd.
as a Lender,
By: Neuberger Berman Investment Advisers as its Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 24, Ltd.
as a Lender,
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Investment Funds II PLC -
Neuberger Berman Global Senior Floating Rate Income Fund
as a Lender,
By: Neuberger Berman Investment Advisers LLC

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

AAA Life Insurance Company
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Automobile Club of Southern California Life Insurance Company
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Floating Rate Income Fund
as a Lender,
By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

NB Short Duration High Yield Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Pacific Beacon Life Reassurance Inc
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Strategic Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XVI-S, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XXII, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as its
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Investment Funds PLC
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Loan Advisers CLO 28, Ltd.
as a Lender,
By Neuberger Berman Loan Advisers LLC, as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Investment Funds II PLC -
Neuberger Berman US/European Senior Floating Rate
Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Auto Club Life Insurance Company
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XIV, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC, as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Short Duration High Income Fund
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

NEUBERGER BERMAN LOAN ADVISERS CLO 25,
LTD.
as a Lender,
By Neuberger Berman Loan Advisers LLC, as
Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as
Sub-Advisor

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XX Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC, as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XIX, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC, as
Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XVII, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XV, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman Senior Floating Rate Income Fund LLC
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

NEUBERGER BERMAN US STRATEGIC INCOME FUND
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XXI, LTD
as a Lender,
By Neuberger Berman Investment Advisers LLC as
Collateral Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Neuberger Berman CLO XVIII, Ltd.
as a Lender,
By Neuberger Berman Investment Advisers LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

NJP Bank Loan Fund 2015 A Series Trust of Multi
Manager Global Investment Trust
as a Lender,

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

NJP Loan Fund 2016 A Series Trust of Multi Manager
Global Investment Trust
as a Lender,
By NEUBERGER BERMAN INVESTMENT
ADVISERS LLC, as Investment Manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

PURPOSE FLOATING RATE INCOME FUND
as a Lender,
By Neuberger Berman Investment Advisers LLC, as
Sub-Adviser

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Staniford Street CLO, Ltd.
as a Lender,

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

If two signatures required:

By:
Name:
Title:

GALAXY XXIX CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XXV CLO, Ltd.
as a Lender,
By: PineBridge Galaxy LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XXVIII CLO, LTD.
as a Lender,
By: PineBridge Investments LLC As Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XV CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XIX CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC, as Collateral
Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XX CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XXI CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC
Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XXII CLO, Ltd
as a Lender,
By: PineBridge Investments LLC
as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

Galaxy XXVII CLO, Ltd.
as a Lender,
By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

If two signatures required:

By:
Name:
Title:

TCI-Cent CLO 2017-1 Ltd.
as a Lender,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
Name: Parag Pandya
Title: Vice President

If two signatures required:

By:
Name:
Title:

Sound Point CLO X, Ltd.
as a Lender,
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Sound Point CLO XI, Ltd.
as a Lender,
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Sound Point CLO V-R, Ltd.
as a Lender,
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Sound Point CLO II, Ltd.
as a Lender,
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Sound Point CLO IV-R, Ltd.
as a Lender,
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

Sound Point CLO XII, Ltd.
as a Lender,
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Xueying Fernandes
Name: Xueying Fernandes
Title: Authorized Signatory

If two signatures required:

By:
Name:
Title:

SunTrust Bank
as a Lender,

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

FIGUEROA CLO 2013-2, LTD.
as a Lender,
By: TCW Asset Management Company as Investment Manager

By:	/s/ Ryan Gable
Name: Ryan Gable
Title: Senior Vice President

If two signatures required:

By:
Name:
Title:

Figueroa CLO 2014-1, Ltd.
as a Lender,
By: TCW Asset Management Company as Investment Manager

By:	/s/ Ryan Gable
Name: Ryan Gable
Title: Senior Vice President

If two signatures required:

By:
Name:
Title:

Variable Portfolio – TCW Core Plus Bond Fund
as a Lender,
By: TCW Asset Management Company as Investment Manager

By:	/s/ Ryan Gable
Name: Ryan Gable
Title: Senior Vice President

If two signatures required:

By:
Name:
Title:

TCW CLO 2017-1, LTD.
as a Lender,

By:	/s/ Ryan Gable
Name: Ryan Gable
Title: Senior Vice President

If two signatures required:

By:
Name:
Title:

TCW CLO 2018-1, LTD
as a Lender,
TCW Asset Management Company LLC
As Asset Manager

By:	/s/ Ryan Gable
Name: Ryan Gable
Title: Senior Vice President

If two signatures required:

By:
Name:
Title:

Multi-Manager Total Return Bond Strategies Fund
as a Lender,
By: TCW Investment Management Company, acting solely
as its investment manager

By:	/s/ Ryan Gable
Name: Ryan Gable
Title: Senior Vice President

If two signatures required:

By:
Name:
Title:

Voya CLO 2014-3, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

NN (L) Flex – Senior Loans
as a Lender,
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2015-3, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2012-4, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2013-1, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2013-2, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2013-3, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2014-2, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2014-4, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2016-3, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya Floating Rate Fund
as a Lender,
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Medtronic Holding Switzerland GMBH
as a Lender,
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2014-1, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2015-1, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2016-2, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya Prime Rate Trust
as a Lender,
By: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2016-1, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya Senior Income Fund
as a Lender,
By: Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya Investment Trust Co. – Senior Loan Common Trust Fund
as a Lender,
By: Voya Investment Trust Co. as its trustee

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya Investment Trust Co. – Voya Senior Loan Trust Fund
as a Lender,
By: Voya Investment Trust Co. as its trustee

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya Single B Senior Loan Fund A Series Trust of Multi Manager Global Investment Trust
as a Lender,
By: Voya Investment Management Co. LLC
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

NN (L) Flex – Senior Loans Select
as a Lender,
Voya Investment Management Co. LLC, as its
investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Schlumberger Group Trust Agreement
as a Lender,
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2015-2, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya CLO 2017-2, Ltd.
as a Lender,
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

Voya Credit Opportunities Master Fund
as a Lender,
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Kelly Byrne
Name: Kelly Byrne
Title: VP

If two signatures required:

By:
Name:
Title:

The undersigned Lender hereby consents to this Amendment:

The Washington Trust Company
as a Lender,

By:	/s/ Jason A. Costa
Name: Jason A. Costa
Title: Vice President

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

The undersigned Lender hereby consents to this Amendment:

Wells Fargo Gaming Capital, LLC,
as a Lender,

By:	/s/ Kelly Walsh
Name: Kelly Walsh
Title: Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]

Wells Fargo N.A.,
as a Lender,

By:	/s/ Kishore Bukkaraya
Name: Kishore Bukkaraya
Title: Managing Director

If two signatures required:

By:
Name:
Title:

[Signature Page to Sixth Amendment to Credit Agreement]